EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AE Biofuels, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “ Report “), I, Scott A. Janssen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Scott A. Janssen

Scott A. Janssen

Chief Financial Officer

Date: May 15, 2009